Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED DECEMBER 31, 2015

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York City, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT
Albert Behler	Chairman, Chief Executive Officer and President
Michael Walsh	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer
Ralph DiRuggiero	Senior Vice President, Property Management
Gage Johnson	Senior Vice President, General Counsel and Secretary
Vito Messina	Senior Vice President, Asset Management
Wilbur Paes	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Dan Emmett	Director, Chair of Audit Committee
Lizanne Galbreath	Director, Chair of Compensation Committee
Peter Linneman	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION
Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE(1)

James Feldman	Thomas Lesnick	Vin Chao	Gabe Hilmoe
Bank of America Merrill Lynch	Capital One Securities, Inc.	Deutsche Bank	Evercore ISI
(646) 855-5808	(571) 633-8191	(212) 250-6799	(212) 446-9459

Brad Burke	Jed Reagan	Richard Anderson	Sumit Sharma
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(917) 343-2082	(949) 640-8780	(212) 205-8445	(212) 761-7567

Ross Nussbaum	Brendan Maiorana
UBS	Wells Fargo
(212) 713-2484	(443) 263-6516

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except square feet and per share data)

	Quarter Ended
SELECTED FINANCIAL DATA	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total revenues	$170,528	$167,726	$162,928	$161,226
Pro rata share of NOI (1)	$96,812	$91,428	$92,452	$87,969
Pro rata share of Cash NOI (1)	$75,320	$77,223	$80,457	$75,341
Net income (loss) attributable to common stockholders	$8,905	$1,116	$(4,709)	$(9,731)
Per share—basic and diluted	$0.04	$0.01	$(0.02)	$(0.05)
FFO attributable to common stockholders (1)	$61,559	$51,810	$52,663	$43,317
Per share—diluted	$0.29	$0.24	$0.25	$0.20
FFO payout ratio (1)	32.7%	38.9%	38.3%	46.5%
Core FFO attributable to common stockholders (1)	$45,188	$42,330	$46,315	$38,963
Per share—diluted	$0.21	$0.20	$0.22	$0.18
Core FFO payout ratio (1)	44.6%	47.6%	43.5%	51.7%
FAD attributable to common stockholders (1)	$(404)	$22,449	$21,635	$16,852
FAD payout ratio (1)	n/a	89.8%	93.1%	119.6%

COMMON SHARE DATA

	Quarter Ended
Share Price:	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
High	$18.56	$18.35	$19.73	$20.21
Low	$16.50	$15.65	$16.97	$17.66
Closing (end of period)	$18.10	$16.80	$17.16	$19.30
Dividends per common share	$0.095	$0.095	$0.095	$0.095 (2)
Annualized dividends per common share	$0.380	$0.380	$0.380	$0.380
Dividend yield (on closing share price)	2.1%	2.3%	2.2%	2.0%

PORTFOLIO STATISTICS

	Number of	Square	% Leased(1)	% Occupied(1)
Region:	Properties	Feet	at December 31, 2015	at December 31, 2015
New York	6	7,152,207	95.7%	89.1%
Washington, D.C.	5	1,602,655	90.3%	88.8%
San Francisco	1	1,611,125	98.4%	97.2%

	12	10,365,987	95.3%	90.3%

(1)	See page 27 for our definition of this measure.
(2)	Excludes the $0.039 cash dividend for the 38 day period following the completion of our initial public offering and related formation transactions and ending on December 31, 2014.

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
ASSETS:
Rental Property
Land	$2,042,071	$2,042,071	$2,042,071	$2,042,071	$2,042,071
Buildings and improvements	5,610,046	5,567,789	5,534,885	5,503,475	5,488,168

	7,652,117	7,609,860	7,576,956	7,545,546	7,530,239
Accumulated depreciation and amortization	(243,089)	(202,105)	(162,377)	(121,165)	(81,050)

Rental Property, net	7,409,028	7,407,755	7,414,579	7,424,381	7,449,189
Real estate fund investments	416,438	336,393	335,545	324,282	323,387
Preferred equity investments (see page 13)	53,941	—	—	—	—
Investments in unconsolidated joint ventures	7,102	6,537	6,128	6,370	5,749
Cash and cash equivalents	143,884	418,095	438,088	380,889	438,599
Restricted cash	41,823	92,696	45,737	53,864	55,728
Marketable securities	21,521	20,365	21,524	21,386	20,159
Deferred rent receivable	77,792	58,117	40,308	24,261	8,267
Accounts and other receivables, net	10,844	12,313	10,781	12,863	7,692
Deferred charges, net	93,905	54,467	49,547	43,713	39,165
Intangible assets, net	511,207	546,432	583,126	629,021	669,385
Other assets	6,658	33,636	9,529	31,948	13,121

Total Assets	$8,794,143	$8,986,806	$8,954,892	$8,952,978	$9,030,441

LIABILITIES:
Notes and mortgages payable	$2,941,524	$2,853,735	$2,853,237	$2,852,754	$2,852,287
Revolving credit facility	20,000	—	—	—	—
Due to affiliates (1)	27,299	27,299	27,299	27,299	27,299
Loans payable to noncontrolling interests	45,662	44,822	43,981	43,188	42,195
Accounts payable and accrued expenses	102,730	97,157	96,595	78,282	93,472
Dividends and distributions payable	25,067	25,066	25,066	—	—
Deferred income taxes	2,533	2,560	2,659	3,183	2,861
Interest rate swap liabilities	93,936	163,301	160,473	182,218	194,196
Intangible liabilities, net	179,741	193,042	201,839	210,964	219,228
Other liabilities	45,101	44,958	45,922	45,742	43,950

Total Liabilities	3,483,593	3,451,940	3,457,071	3,443,630	3,475,488

EQUITY:
Paramount Group, Inc. stockholders’ equity	3,761,017	3,855,843	3,889,542	3,829,373	3,910,862
Noncontrolling interests in consolidated joint ventures and funds	651,486	781,343	703,596	685,176	685,888
Noncontrolling interests in Operating Partnership	898,047	897,680	904,683	994,799	958,203

Total Equity	5,310,550	5,534,866	5,497,821	5,509,348	5,554,953

TOTAL LIABILITIES AND EQUITY	$8,794,143	$8,986,806	$8,954,892	$8,952,978	$9,030,441

(1)	Represents notes payable to affiliates, which are due in October 2017 and bear interest at a fixed rate of 0.50%.

CONSOLIDATED STATEMENTS OF INCOME
(unaudited and in thousands, except share and per share data)

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
REVENUES:
Property rentals	$124,559	$127,176	$128,954	$126,402
Straight-line rent adjustments	19,663	17,817	16,091	15,951
Amortization of below-market leases, net	6,678	1,477	872	890

Rental income	150,900	146,470	145,917	143,243
Tenant reimbursement income	10,929	14,405	12,063	13,488
Fee income	4,848	2,085	1,780	1,535
Other Income	3,851	4,766	3,168	2,960

Total revenues	170,528	167,726	162,928	161,226
EXPENSES:
Operating	61,735	63,354	57,781	61,884
Depreciation and amortization	70,966	70,654	79,421	73,583
General and administrative (1)	13,644	6,666	9,133	12,613
Acquisition and transaction related costs	523	485	8,208	1,139

Total expenses	146,868	141,159	154,543	149,219
Operating income	23,660	26,567	8,385	12,007
Income from real estate fund investments	7,749	10,933	14,072	5,221
Income from unconsolidated joint ventures	2,406	1,458	2,011	975
Unrealized gain on interest rate swaps	26,263	15,772	21,747	11,978
Interest and other income (loss), net (2)	1,268	(1,763)	512	854
Interest and debt expense	(41,421)	(42,821)	(42,236)	(41,888)

Net income (loss) before income taxes	19,925	10,146	4,491	(10,853)
Income tax benefit (expense)	140	(789)	(1,343)	(574)

Net income (loss)	20,065	9,357	3,148	(11,427)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures and funds	(8,991)	(7,969)	(9,004)	(668)
Operating Partnership	(2,169)	(272)	1,147	2,364

Net income (loss) attributable to common stockholders	$8,905	$1,116	$(4,709)	$(9,731)

Weighted average common shares outstanding
Basic	212,106,718	212,106,718	212,106,718	212,106,718

Diluted	212,111,790	212,108,079	212,106,718	212,106,718

Net income (loss) per share attributable to common stockholders
Basic	$0.04	$0.01	$(0.02)	$(0.05)

Diluted	$0.04	$0.01	$(0.02)	$(0.05)

(1)	Excluding the mark-to-market of investments in our deferred compensation plan, general and administrative expenses were $12,602, $8,606, $8,771 and $11,880 for the quarters ended December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.
(2)	Excluding the mark-to-market of investments in our deferred compensation plan, interest and other income (loss), net was $226, $177, $150 and $121 for the quarters ended December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015, respectively.

FUNDS FROM OPERATIONS (“FFO”)
(unaudited and in thousands, except share and per share data)

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Reconciliation of net income (loss) to FFO and Core FFO:
Net income (loss)	$20,065	$9,357	$3,148	$(11,427)
Real estate depreciation and amortization	70,966	70,654	79,421	73,583
Pro rata share of real estate depreciation and amortization of unconsolidated joint ventures	1,503	1,512	1,530	1,476

FFO (1)	92,534	81,523	84,099	63,632
Less FFO attributable to noncontrolling interests in consolidated joint ventures and funds	(15,982)	(17,094)	(18,614)	(9,789)

FFO attributable to Paramount Group Operating Partnership	76,552	64,429	65,485	53,843
Less FFO attributable to noncontrolling interests in Operating Partnership	(14,993)	(12,619)	(12,822)	(10,526)

FFO attributable to common stockholders (1)	$61,559	$51,810	$52,663	$43,317

Per diluted share	$0.29	$0.24	$0.25	$0.20

FFO	$92,534	$81,523	$84,099	$63,632
Non-core (income) expense:
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	—	5,872	—
Acquisition and transaction related costs	523	485	2,336	1,139
Predecessor income tax true-up	—	—	721	—
Severance costs	—	—	—	3,315
Unrealized gain on interest rate swaps	(26,263)	(15,772)	(21,747)	(11,978)
Pro rata share of unrealized gain on interest rate swaps of an unconsolidated joint venture	(1,065)	(37)	(624)	(386)

Core FFO (1)	65,729	66,199	70,657	55,722
Less Core FFO attributable to noncontrolling interests in consolidated joint ventures and funds	(9,535)	(13,560)	(13,065)	(7,291)

Core FFO attributable to Paramount Group Operating Partnership	56,194	52,639	57,592	48,431
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(11,006)	(10,309)	(11,277)	(9,468)

Core FFO attributable to common stockholders (1)	$45,188	$42,330	$46,315	$38,963

Per diluted share	$0.21	$0.20	$0.22	$0.18

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	212,106,718	212,106,718	212,106,718	212,106,718
Effect of dilutive securities	5,072	1,361	5,004	11,928

Denominator for FFO per diluted share	212,111,790	212,108,079	212,111,722	212,118,646

(1)	See page 27 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)
(unaudited and in thousands)

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Reconciliation of Core FFO to FAD:
Core FFO	$65,729	$66,199	$70,657	$55,722
Add:
Amortization of stock-based compensation expense (recurring)	1,297	1,613	1,370	1,174
Amortization of deferred financing costs (including pro rata share of unconsolidated joint ventures)	862	635	688	584
Less:
Recurring tenant improvements, leasing commissions and other capital expenditures	(41,325)	(12,703)	(16,882)	(18,093)
Straight-line rent adjustments	(19,663)	(17,817)	(16,091)	(15,951)
Unrealized gains on real estate fund investments	(4,435)	(1,830)	(11,264)	(873)
Amortization of below-market leases, net	(6,678)	(1,477)	(872)	(890)
Pro rata share of straight-line rent adjustments of unconsolidated joint ventures	175	146	48	41

FAD (1)	(4,038)	34,766	27,654	21,714
Less FAD attributable to noncontrolling interests in consolidated joint ventures and funds	3,536	(6,849)	(751)	(768)

FAD attributable to Paramount Group Operating Partnership	(502)	27,917	26,903	20,946
Less FAD attributable to noncontrolling interests in Operating Partnership	98	(5,468)	(5,268)	(4,094)

FAD attributable to common stockholders (1) (2)	$(404)	$22,449	$21,635	$16,852

FAD payout ratio (1) (2)	n/a	89.8%	93.1%	119.6%

(1)	See page 27 for our definition of this measure.
(2)	FAD attributable to common stockholders and the related payout ratios on a quarterly basis are not necessarily indicative of future FAD and related payout ratios due to the fluctuation in the timing of tenant improvements, leasing commissions and cash rents received from leases for which such costs are incurred.

NET OPERATING INCOME (“NOI”)
(unaudited and in thousands)

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Reconciliation of net income (loss) to NOI and Cash NOI:
Net income (loss)	$20,065	$9,357	$3,148	$(11,427)
Add:
Depreciation and amortization	70,966	70,654	79,421	73,583
General and administrative expenses	13,644	6,666	9,133	12,613
Interest and debt expense	41,421	42,821	42,236	41,888
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	—	5,872	—
Acquisition and transaction related costs	523	485	2,336	1,139
Income tax (benefit) expense	(140)	789	1,343	574
NOI from unconsolidated joint ventures	4,218	4,303	4,278	3,781
Less:
Income from real estate fund investments	(7,749)	(10,933)	(14,072)	(5,221)
Income from unconsolidated joint ventures	(2,406)	(1,458)	(2,011)	(975)
Fee income	(4,848)	(2,085)	(1,780)	(1,535)
Unrealized gain on interest rate swap	(26,263)	(15,772)	(21,747)	(11,978)
Interest and other (income) loss, net	(1,268)	1,763	(512)	(854)

NOI (1)	108,163	106,590	107,645	101,588
Less NOI attributable to noncontrolling interests in consolidated joint ventures	(11,351)	(15,162)	(15,193)	(13,619)

Pro rata share of NOI (1)	$96,812	$91,428	$92,452	$87,969

NOI	$108,163	$106,590	$107,645	$101,588
Less:
Straight-line rent adjustments	(19,663)	(17,817)	(16,091)	(15,951)
Amortization of below-market leases, net	(6,678)	(1,477)	(872)	(890)
Pro rata share of straight-line rent adjustments of unconsolidated joint ventures	175	146	48	41

Cash NOI (1)	81,997	87,442	90,730	84,788
Less Cash NOI attributable to noncontrolling interests in consolidated joint ventures	(6,677)	(10,219)	(10,273)	(9,447)

Pro rata share of Cash NOI (1)	$75,320	$77,223	$80,457	$75,341

(1)	See page 27 for our definition of this measure.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)
(unaudited and in thousands)

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Reconciliation of net income (loss) to EBITDA and Adjusted EBITDA:
Net income (loss)	$20,065	$9,357	$3,148	$(11,427)
Add:
Depreciation and amortization	70,966	70,654	79,421	73,583
Interest and debt expense	41,421	42,821	42,236	41,888
Income tax (benefit) expense	(140)	789	1,343	574
Pro rata share of above adjustments of unconsolidated joint ventures	2,880	2,885	2,895	3,190

EBITDA (1)	135,192	126,506	129,043	107,808
Less EBITDA attributable to noncontrolling interests in consolidated joint ventures and funds	(23,416)	(27,466)	(28,071)	(19,323)

Pro rata share of EBITDA (1)	$111,776	$99,040	$100,972	$88,485

EBITDA	$135,192	$126,506	$129,043	$107,808
Add:
Transfer taxes due in connection with the sale of shares by a former joint venture partner	—	—	5,872	—
Acquisition and transaction related costs	523	485	2,336	1,139
Severance costs	—	—	—	3,315
Less:
Unrealized gain on interest rate swaps	(26,263)	(15,772)	(21,747)	(11,978)
EBITDA from real estate fund investments	(6,114)	(9,730)	(15,124)	(4,010)
Pro rata share of unrealized gain on interest rate swaps of an unconsolidated joint venture	(1,065)	(37)	(624)	(386)

Adjusted EBITDA (1)	102,273	101,452	99,756	95,888
Less Adjusted EBITDA attributable to noncontrolling interests in consolidated joint ventures	(11,401)	(14,934)	(14,936)	(13,411)

Pro rata share of Adjusted EBITDA (1)	$90,872	$86,518	$84,820	$82,477

(1)	See page 27 for our definition of this measure.

CONSOLIDATED JOINT VENTURES AND FUNDS - BALANCE SHEETS
(unaudited and in thousands)

	As of December 31, 2015
	One	Real Estate	PGRESS Equity
	Market Plaza	Funds (1)	Holdings L.P.(2)	Total
Ownership %	49.0%	Various	25.4%
ASSETS:
Rental property, net	$1,276,358	$67,286	$—	$1,343,644
Real estate fund investments	—	416,438	—	416,438
Preferred equity investments	—	—	53,941	53,941
Cash and cash equivalents	6,539	14,495	576	21,610
Restricted cash	13,188	—	—	13,188
Deferred rent receivable	18,386	—	—	18,386
Accounts and other receivables, net	327	287	—	614
Deferred charges, net	4,958	—	—	4,958
Intangible assets, net	71,305	—	—	71,305
Other assets	664	16	—	680

Total Assets	$1,391,725	$498,522	$54,517	$1,944,764

LIABILITIES:
Notes and mortgages payable	$857,037	$—	$—	$857,037
Loans payable to noncontrolling interests	—	45,662	—	45,662
Accounts payable and accrued expenses	28,548	936	—	29,484
Interest rate swap liabilities	55,404	—	—	55,404
Intangible liabilities, net	65,011	—	—	65,011
Other liabilities	2,659	184	229	3,072

Total Liabilities	1,008,659	46,782	229	1,055,670

EQUITY:
Paramount Group, Inc. stockholders’ equity	187,282	37,103	13,223	237,608
Noncontrolling interests in consolidated joint ventures and funds	195,784	414,637	41,065	651,486

Total Equity	383,066	451,740	54,288	889,094

TOTAL LIABILITIES AND EQUITY	$1,391,725	$498,522	$54,517	$1,944,764

(1)	See page 21 for details of our ownership interest in the Funds and the Funds’ ownership interest in the underlying investments.
(2)	On December 16, 2015, we acquired PGRESS-A, which owned a 20% interest in a PGRESS Equity Holdings L.P., for $12,150,000. PGRESS Equity Holdings L.P. owns certain preferred equity investments that are also owned by PGRESS and PGRESS-H (together with PGRESS-A, the “PGRESS Funds”). Prior to our acquisition of PGRESS-A, we owned a 5.4% interest in the underlying investments held by the PGRESS and PGRESS-H Funds, which were consolidated into our consolidated financial statements and were reflected as a component of “real estate funds” above. Subsequent to our acquisition of PGRESS-A, we are required to consolidate PGRESS Equity Holdings L.P. Accordingly, we reclassified the underlying investments to “preferred equity investments.”

CONSOLIDATED JOINT VENTURES AND FUNDS - OPERATING RESULTS
(unaudited and in thousands)

	Quarter Ended December 31, 2015
	One	Real Estate
	Market Plaza	Funds (1)	Total
Total revenues	$30,652	$814	$31,466
Total operating expenses	8,216	559	8,775

Net operating income	22,436	255	22,691
Depreciation and amortization expense	(13,246)	(259)	(13,505)
Income from real estate fund investments	—	7,749	7,749
Unrealized gain on interest rate swaps	12,642	—	12,642
Interest and other income, net	5	—	5
Interest and debt expense	(13,907)	(841)	(14,748)

Net income before income taxes	7,930	6,904	14,834
Income tax expense	—	(1)	(1)

Net income	$7,930	$6,903	$14,833

Paramount Group, Inc.’s pro rata share Ownership %	49.0%	Various	Total
Net income	$3,391	$535	$3,926
Add: Management fee income	44	1,742	1,786
Add: Carried interest	—	130	130

Net income attributable to Paramount Group, Inc.	3,435	2,407	5,842
Add: Real estate depreciation and amortization	6,491	23	6,514

FFO (2)	9,926	2,430	12,356
Less: Unrealized gain on interest rate swaps	(6,195)	—	(6,195)

Core FFO (2)	$3,731	$2,430	$6,161

Noncontrolling Interests’ pro rata share Ownership %	51.0%	Various	Total
Net income	$4,539	$6,368	$10,907
Less: Management fee expense	(44)	(1,742)	(1,786)
Less: Carried interest	—	(130)	(130)

Net income attributable to noncontrolling interests	4,495	4,496	8,991
Add: Real estate depreciation and amortization	6,755	236	6,991

FFO (2)	11,250	4,732	15,982
Less: Unrealized gain on interest rate swaps	(6,447)	—	(6,447)

Core FFO (2)	$4,803	$4,732	$9,535

(1)	See page 21 for details of our ownership interest in the Funds and the Funds’ ownership interest in the underlying investments.
(2)	See page 27 for our definition of this measure.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS
(unaudited and in thousands)

	As of December 31, 2015
	712	Oder-Center,
	Fifth Avenue	Germany (1)	Total
Ownership %	50.0%	9.5%
ASSETS:
Rental property, net	$214,139	$6,626	$220,765
Cash and cash equivalents	17,341	1,047	18,388
Restricted Cash	323	—	323
Deferred rent receivable	12,479	—	12,479
Accounts and other receivables, net	1,179	—	1,179
Deferred charges, net	10,622	—	10,622
Other assets	311	181	492

Total Assets	$256,394	$7,854	$264,248

LIABILITIES:
Notes and mortgages payable	$246,500	$24,143	$270,643
Accounts payable and accrued expenses	5,324	126	5,450
Interest rate swap liabilities	9,146	—	9,146
Other liabilities	530	119	649

Total Liabilities	261,500	24,388	285,888

Total Equity	(5,106)	(16,534)	(21,640)

TOTAL LIABILITIES AND EQUITY	$256,394	$7,854	$264,248

(1) We account for our interest in Oder-Center on a one quarter lag basis.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Quarter Ended December 31, 2015
	712	Oder-Center,
	Fifth Avenue	Germany (2)	Total
Total revenues	$13,649	$1,133	$14,782
Total operating expenses	5,398	170	5,568

Net operating income	8,251	963	9,214
Depreciation and amortization expense	(2,935)	(96)	(3,031)
Unrealized gain on interest rate swaps	2,129	—	2,129
Interest and other income, net	7	—	7
Interest and debt expense	(2,699)	(281)	(2,980)

Net income before income taxes	4,753	586	5,339
Income tax expense	—	(3)	(3)

Net income	$4,753	$583	$5,336

Paramount Group, Inc.’s pro rata share Ownership %	50.0%	9.5%	Total
Net income	$2,376	$56	$2,432
Less: Step-up basis adjustment	—	(26)	(26)

Net income attributable to Paramount Group, Inc.	2,376	30	2,406
Add: Real estate depreciation and amortization	1,468	35	1,503

FFO (1)	3,844	65	3,909
Less: Unrealized gain on interest rate swaps	(1,065)	—	(1,065)

Core FFO (1)	$2,779	$65	$2,844

Joint Venture Partners’ pro rata share Ownership %	50.0%	90.5%	Total
Net income	$2,377	$527	$2,904
Add: Real estate depreciation and amortization	1,468	89	1,557

FFO (1)	3,845	616	4,461
Less: Unrealized gain on interest rate swaps	(1,065)	—	(1,065)

Core FFO (1)	$2,780	$616	$3,396

(1)	See page 27 for our definition of this measure.
(2)	We account for our interest in Oder-Center on a one quarter lag basis.

CAPITAL STRUCTURE
(unaudited and in thousands, except share and per share data)

			As of December 31, 2015
Debt:
Consolidated debt:
Notes and mortgages payable			$2,941,524
$1.0 billion revolving credit facility			20,000

			2,961,524
Less:
Noncontrolling interests’ share of consolidated debt (One Market Plaza)			(437,089)
Add:
Pro rata share of unconsolidated joint venture debt (712 Fifth Avenue and Oder-Center, Germany)			125,544

Total debt			2,649,979

	Shares / Units Outstanding	Share Price at December 31, 2015
Equity:
Common stock	212,112,137	$18.10	3,839,229
Operating Partnership units	51,660,088	18.10	935,048

	263,772,225	18.10	4,774,277

Total Market Capitalization			$7,424,256

DEBT ANALYSIS
(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,013,544	3.52%	$1,000,000	3.54%	$13,544	2.15%
31 West 52nd Street	413,490	4.23%	237,600	6.04%	175,890	1.79%
900 Third Avenue	274,337	4.22%	162,000	5.98%	112,337	1.69%
Waterview	210,000	5.76%	210,000	5.76%	—	—
1899 Pennsylvania Avenue	89,116	4.88%	89,116	4.88%	—	—
Liberty Place	84,000	4.50%	84,000	4.50%	—	—
One Market Plaza	857,037	6.14%	857,037	6.14%	—	—
$1.0 Billion Revolving Credit Facility	20,000	1.54%	—	—	20,000	1.54%

Total consolidated debt	2,961,524	4.66%	2,639,753	5.01%	321,771	1.75%
Noncontrolling interests’ share	(437,089)	6.14%	(437,089)	6.14%	—

Pro rata share of consolidated debt	$2,524,435	4.40%	$2,202,664	4.79%	$321,771	1.75%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$246,500	4.22%	$135,000	5.78%	$111,500	2.34%
Oder-Center, Germany	24,143	4.62%	24,143	4.62%	—	—

Total unconsolidated debt	270,643	4.26%	159,143	5.60%	111,500	2.34%
Joint venture partners’ share	(145,099)	4.28%	(89,349)	5.49%	(55,750)	2.34%

Pro rata share of unconsolidated debt	$125,544	4.23%	$69,794	5.74%	$55,750	2.34%

Pro Rata Share of Total Debt	$2,649,979	4.39%	$2,272,458	4.82%	$377,521	1.84%

Revolving Credit Facility Covenants: (1)	Required	Actual
Total Debt / Total Assets	Less than 60%	42.7%
Secured Debt / Total Assets	Less than 45%	38.9%
Fixed Charge Coverage	Greater than 1.5x	2.4x
Unsecured Debt /Unencumbered Assets	Less than 60%	14.6%
Unencumbered Interest Coverage	Greater than 1.75x	19.8x

Debt Composition:	Amount	%
Fixed rate debt:
Pro rata consolidated fixed rate debt	$2,202,664
Pro rata unconsolidated fixed rate debt	69,794

Total fixed rate debt	2,272,458	85.8%

Variable rate debt:
Pro rata consolidated variable rate debt	321,771
Pro rata unconsolidated variable rate debt	55,750

Total variable rate debt	377,521	14.2%

Pro Rata Share of Total Debt	$2,649,979	100.0%

(1)	This section presents ratios as of December 31, 2015 in accordance with the terms of the Company’s revolving credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the revolving credit facility.

DEBT MATURITIES
(unaudited and in thousands)

Consolidated Debt:	2016	2017	2018	2019	2020	Thereafter	Total
31 West 52nd Street	$—	$413,490	$—	$—	$—	$—	$413,490
900 Third Avenue	—	274,337	—	—	—	—	274,337
Waterview	—	210,000	—	—	—	—	210,000
Liberty Place	—	—	84,000	—	—	—	84,000
One Market Plaza	—	—	—	857,037	—	—	857,037
1899 Pennsylvania Avenue	—	—	—	—	89,116	—	89,116
1633 Broadway	—	—	—	—	—	1,013,544	1,013,544
Revolving Credit Facility	—	—	20,000	—	—	—	20,000

Total consolidated debt	—	897,827	104,000	857,037	89,116	1,013,544	2,961,524
Noncontrolling interests’ share	—	—	—	(437,089)	—	—	(437,089)

Pro rata share of consolidated debt	$—	$897,827	$104,000	$419,948	$89,116	$1,013,544	$2,524,435

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$—	$—	$246,500	$—	$—	$—	$246,500
Oder-Center, Germany	—	—	—	—	—	24,143	24,143

Total unconsolidated debt	—	—	246,500	—	—	24,143	270,643
Joint venture partners’ share	—	—	(123,250)	—	—	(21,849)	(145,099)

Pro rata share of unconsolidated debt	$—	$—	$123,250	$—	$—	$2,294	$125,544

Pro rata share of total debt	$—	$897,827	$227,250	$419,948	$89,116	$1,015,838	$2,649,979

Weighted average rate	—	4.59%	4.09%	6.14%	4.88%	3.52%	4.39%

% of Debt Maturing	—	33.9%	8.6%	15.8%	3.4%	38.3%	100.0%

PORTFOLIO SUMMARY
(unaudited)

		%	Square	%	%	Annualized Rent (2)
Property	Submarket	Ownership	Feet (1)	Leased (2)	Occupied (2)	Amount	Per Square Foot (3)
As of December 31, 2015
New York:
1633 Broadway	West Side	100.0%	2,643,065	92.7%	83.5%	$141,165,000	$69.60
1301 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	1,767,992	97.0%	85.5%	112,348,000	75.04
1325 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	814,892	96.5%	94.2%	49,875,000	67.27
31 West 52nd Street	Sixth Ave /Rock Center	100.0%	786,647	100.0%	100.0%	60,298,000	79.09
900 Third Avenue	East Side	100.0%	596,270	96.0%	95.2%	41,479,000	73.79
712 Fifth Avenue	Madison/Fifth	50.0%	543,341	98.5%	98.5%	55,658,000	104.52

Subtotal / Weighted Average			7,152,207	95.7%	89.1%	460,823,000	75.36

Washington, D.C.:
Waterview	Rosslyn, VA	100.0%	647,243	98.9%	98.9%	34,086,000	51.41
425 Eye Street	East End	100.0%	380,090	96.5%	90.1%	15,292,000	45.72
2099 Pennsylvania Avenue	CBD	100.0%	208,636	62.0%	62.0%	10,034,000	77.32
1899 Pennsylvania Avenue	CBD	100.0%	192,481	88.8%	88.8%	13,471,000	79.85
Liberty Place	East End	100.0%	174,205	80.1%	80.1%	10,872,000	76.52

Subtotal /Weighted Average			1,602,655	90.3%	88.8%	83,755,000	58.31

San Francisco:
One Market Plaza	South Financial District	49.0%	1,611,125	98.4%	97.2%	98,006,000	63.63

Total / Weighted Average			10,365,987	95.3%	90.3%	$642,584,000	$70.71

(1)	Represents the remeasured square feet, which includes an aggregate of 164,742 square feet of either REBNY or BOMA remeasurement adjustments that are not reflected in current leases.
(2)	See page 27 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

FUNDS SUMMARY
(unaudited)

Property Funds:

The following is a summary of the Property Funds, our ownership interests in these Funds and the Funds’ ownership interest in the underlying investments, as of December 31, 2015.

	% Ownership	60 Wall Street	One Market Plaza		50 Beale Street	670 Broadway
Fund II	10.0%	46.3%	—		—	—
Fund III	3.1%	16.0%	2.0%		—	—
Fund VII/VII-H	7.2%	—	—		42.8%	100.0%

Total Property Funds		62.3%	2.0%		42.8%	100.0%
Other Investors		37.7%	98.0	%(1)	57.2%	—

Total		100.0%	100.0%		100.0%	100.0%

The following is a summary of the Property Fund investments and our ownership interests in the underlying investments, as of December 31, 2015.

		%	Square	%	%	Annualized Rent (2)
	Submarket	Ownership	Feet	Leased	Occupied	Amount		Per Square Foot (3)
60 Wall Street	Downtown	5.1%	1,625,483	100.0%	100.0%	$67,000,000	(4)	$41.22	(4)
50 Beale Street	South Financial District	3.1%	663,483	98.6%	98.6%	33,783,000		52.77
670 Broadway	South Financial District	7.2%	75,945	71.3%	37.5%	1,486,000		63.27

Alternative Investment Funds:

The following is a summary of our ownership interests in the Alternative Investment Funds and the Funds’ underlying investments, as of December 31, 2015.

		%			Investment
Investment	Investment Type	Ownership	Interest Rate	Initial Maturity	Total	Our Share
26 Broadway(5)	Mezzanine Loan	1.7%	8.3%	Jan-2022	$46,678,000	$794,000
1440 Broadway(6)	Mezzanine Loan	1.7%	6.4%	Oct-2019	40,619,000	691,000
700 Eighth Ave (7)	Mortgage/Mezzanine Loans	1.7%	6.4%	Dec-2016	80,317,000	1,365,000

					$167,614,000	$2,850,000

(1)	Includes a 49.0% direct ownership interest held by us.
(2)	See page 27 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, signage and roof space.
(4)	Represents triple net base rent only.
(5)	Represents a $46,000,000 mezzanine loan secured by the equity interest in the owner of 26 Broadway and bears interest at a fixed rate of 8.3%.
(6)	Represents a $40,000,000 mezzanine loan secured by the equity interest in the owner of 1440 Broadway and bears interest at LIBOR plus 600 bps.
(7)	Represents a senior mortgage and mezzanine loan aggregating $80,000,000 secured by 700 Eighth Avenue, and bears interest at LIBOR plus 600 bps.

TOP TENANTS AND INDUSTRY DIVERSIFICATION
(unaudited)

	Lease Expiration		Square Feet Occupied		% of Total Square Feet	Annualized Rent (1)		% of Annualized Rent
Top 10 Tenants:						Amount	Per Square Foot
As of December 31, 2015
The Corporate Executive Board Company	Jan-2028		625,062		6.0%	$32,048,000	$51.27	5.0%
Barclays Capital, Inc.	Dec-2020		497,418		4.8%	29,071,000	58.44	4.5%
Allianz Global Investors, LP	Jan-2031	(2)	326,457	(2)	3.1%	26,170,000	80.16	4.1%
Clifford Chance LLP	Jun-2024		328,992		3.2%	25,510,000	77.54	4.0%
Credit Agricole Corporate & Investment Bank	Feb-2023		311,291		3.0%	24,726,000	79.43	3.8%
Commerzbank AG	May-2016	(3)	287,535	(3)	2.8%	24,271,000	84.41	3.8%
Google, Inc.	Apr-2025		275,822		2.7%	17,495,000	63.43	2.7%
Deloitte & Touche, LLP	Mar-2016		212,052		2.0%	16,735,000	78.92	2.6%
WMG Acquisition Corp. (Warner Music Group)	Jul-2029		293,487		2.8%	16,311,000	55.58	2.5%
Chadbourne & Parke LLP	Sep-2034		203,102		2.0%	15,884,000	78.21	2.5%

	Square Feet	% of Occupied	Annualized	% of Annualized
Industry Diversification:	Occupied	Square Feet	Rent	Rent
As of December 31, 2015
Legal Services	1,782,122	19.4%	$131,355,000	20.4%
Financial Services - Commercial and Investment Banking	1,726,657	18.8%	124,469,000	19.4%
Financial Services - All other	1,396,171	15.2%	112,087,000	17.4%
Technology and Media	1,433,307	15.6%	89,537,000	14.0%
Retail	321,436	3.5%	28,326,000	4.4%
Insurance	338,399	3.7%	26,869,000	4.2%
Accounting	275,263	3.0%	20,718,000	3.2%
Real Estate	205,835	2.2%	15,677,000	2.4%
Government	316,700	3.5%	14,677,000	2.3%
Other	1,385,376	15.1%	78,869,000	12.3%

(1)	See page 27 for our definition of this measure.
(2)	5,546 of the square feet leased expires in December 2016.
(3)	As of December 31, 2015, 144,712 of this square footage has been leased to other tenants pursuant to signed leases that are expected to commence following the May 2016 expiration.

LEASING ACTIVITY
(unaudited)

	Total (1)	New York (1)	Washington, D.C.	San Francisco
Quarter Ended December 31, 2015:
Total square feet leased	647,828	478,451	—	169,377
Pro rata share of total square feet leased:	561,446	478,451	—	82,995
Initial rent (2)	$79.80	$78.90	$—	$85.01
Weighted average lease term (in years)	13.0	14.2	—	5.9
Tenant improvements and leasing commissions:
Per square foot	$96.77	$107.03	$—	$37.63
Per square foot per annum	$7.46	$7.54	$—	$6.40
Percentage of initial rent	9.4%	9.6%	—	7.5%
Rent concessions:
Average free rent period (in months)	10.0	11.0	—	3.9
Average free rent period per annum (in months)	0.8	0.8	—	0.7
Second generation space: (2)
Square feet	443,336	360,341	—	82,995
Cash basis:
Initial rent (2)	$79.68	$78.45	$—	$85.01
Prior escalated rent	$67.95	$70.51	$—	$56.81
Percentage increase	17.3%	11.3%	—	49.6%
GAAP basis:
Straight-line rent	$80.75	$79.83	$—	$84.72
Prior straight-line rent	$67.61	$70.51	$—	$55.00
Percentage increase	19.4%	13.2%	—	54.0%

(1)	The leasing statistics (excluding square feet leased) include the effect of a lease extension for the parking garage at 31 West 52nd Street.
(2)	See page 27 for our definition of this measure.

LEASING ACTIVITY
(unaudited)

	Total (1)	New York (1)	Washington, D.C.	San Francisco
Year Ended December 31, 2015:
Total square feet leased	1,393,770	1,074,761	49,633	269,376
Pro rata share of total square feet leased:	1,220,654	1,039,027	49,633	131,994
Initial rent (2)	$78.48	$78.37	$56.58	$87.64
Weighted average lease term (in years)	11.9	12.6	11.1	6.2
Tenant improvements and leasing commissions:
Per square foot	$89.71	$95.80	$92.63	$40.70
Per square foot per annum	$7.55	$7.57	$8.35	$6.60
Percentage of initial rent	9.6%	9.7%	14.8%	7.5%
Rent concessions:
Average free rent period (in months)	9.6	10.4	10.3	3.2
Average free rent period per annum (in months)	0.8	0.8	0.9	0.5
Second generation space: (2)
Square feet	930,514	787,585	20,770	122,159
Cash basis:
Initial rent (2)	$79.52	$78.31	$78.62	$87.47
Prior escalated rent	$68.78	$70.59	$64.86	$57.79
Percentage increase	15.6%	10.9%	21.2%	51.3%
GAAP basis:
Straight-line rent	$79.60	$78.54	$77.00	$86.85
Prior straight-line rent	$68.62	$70.95	$51.72	$56.48
Percentage increase	16.0%	10.7%	48.9%	53.8%

(1)	The leasing statistics (excluding square feet leased) include the effect of a lease extension for the parking garage at 31 West 52nd Street.
(2)	See page 27 for our definition of this measure.

LEASE EXPIRATIONS
(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent
Month to Month	5,593	$631,000	$104.08	0.1%

1Q 2016	9,111	911,000	100.00	0.1%
2Q 2016	366,010	30,019,000	81.49	4.5%
3Q 2016	160,772	11,675,000	72.65	1.7%
4Q 2016	27,427	2,045,000	76.28	0.3%

Total 2016	563,320	44,650,000	79.02	6.6%

2017	553,297	40,453,000	73.75	6.0%
2018	323,095	25,631,000	79.20	3.8%
2019	500,762	37,617,000	75.50	5.6%
2020	465,698	32,852,000	79.17	4.9%
2021	1,521,322	89,931,000	59.99	13.4%
2022	531,263	35,346,000	73.97	5.3%
2023	670,462	53,101,000	79.70	7.9%
2024	682,055	53,564,000	78.99	8.0%
2025	465,438	34,118,000	73.43	5.1%
Thereafter	3,300,647	223,413,000	67.23	33.3%

(1)	See page 27 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

CAPITAL EXPENDITURES - CASH BASIS
(unaudited and in thousands)

	Quarter Ended
	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Capital expenditures to maintain assets:
Recurring (1)	$5,549	$3,101	$273	$3,754
Non-recurring (1)	—	—	—	—

Total capital expenditures to maintain assets	$5,549	$3,101	$273	$3,754

Tenant improvements:
Recurring (1)	$10,064	$5,298	$13,254	$10,795
Non-recurring (1)	14,470	10,555	1,431	1,693

Total tenant improvements	$24,534	$15,853	$14,685	$12,488

Leasing commissions:
Recurring (1)	$25,712	$4,304	$3,355	$3,544
Non-recurring (1)	7,890	1,124	1,678	2,587

Total leasing commissions	$33,602	$5,428	$5,033	$6,131

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring (1)	$41,325	$12,703	$16,882	$18,093
Total non-recurring (1)	22,360	11,679	3,109	4,280

Total capital expenditures, tenant improvements and leasing commissions	$63,685	$24,382	$19,991	$22,373

Development expenditures (1)
One Market Plaza—Lobby and Retail repositioning	$3,973	$3,421	$3,866	$5,301
1633 Broadway—Plaza and Retail development (2)	3,940	2,873	879	93
Other	708	679	576	—

Total Development expenditures	$8,621	$6,973	$5,321	$5,394

(1)	See page 27 for our definition of this measure.
(2)	Of the $15,000 budget, $8,683 has been expended as of December 31, 2015.

DEFINITIONS

Funds from Operations (“FFO”) is calculated in accordance with the definition adopted by National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO attributable to common stockholders represents the pro rata share of FFO that is attributable to common stockholders and is calculated by reducing noncontrolling interest in consolidated joint ventures and funds and noncontrolling interest in Operating Partnership’s pro rata share of FFO from FFO.

FFO Payout Ratio is calculated as dividends per share divided by FFO per share.

Core Funds from Operations (“Core FFO”) is calculated by adjusting FFO for certain other items, including acquisition and transaction related costs and unrealized gains or losses on interest rate swaps, including our share of such adjustments of unconsolidated joint ventures. We present Core FFO as an alternative measure of our operating performance, which adjusts FFO for items that we believe enhance the comparability of our FFO across periods. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO attributable to common stockholders represents the pro rata share of Core FFO that is attributable to common stockholders and is calculated by reducing noncontrolling interest in consolidated joint ventures and funds and noncontrolling interest in Operating Partnership’s pro rata share of Core FFO from Core FFO.

Core FFO Payout Ratio is calculated as dividends per share divided by Core FFO per share.

Funds Available for Distribution (“FAD”) is calculated as Core FFO less (i) recurring tenant improvements, leasing commissions and other capital expenditures (ii) straight-line rent adjustments (iii) unrealized gains on real estate fund investments and (iv) amortization of above and below-market leases, net, plus (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry as a measure of the ability to fund cash needs and make dividend payments. FAD does not represent cash generated from operating activities determined in accordance with GAAP, as presented in our consolidated statements of cash flow and may not be comparable to other real estate companies. FAD attributable to common stockholders represents the pro rata share of FAD that is attributable to common stockholders and is calculated by reducing noncontrolling interest in consolidated joint ventures and funds and noncontrolling interest in Operating Partnership’s pro rata share of FAD from FAD.

FAD Payout Ratio is calculated as total dividends divided by FAD.

Net Operating Income (“NOI”) is a metric we use to measure the operating performance of our properties, and consists of property-related revenue (which includes rental revenue, tenant reimbursement income and certain other income) less operating expenses (which includes building expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present our Pro rata share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. NOI and Cash NOI are metrics we use to measure the operating performance of our properties. We use these metrics internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level. Other real estate companies may use different methodologies for calculating NOI and Cash NOI, and accordingly, our presentation of NOI and Cash NOI may not be comparable to other real estate companies.

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Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as net income plus interest expense, income taxes, depreciation and amortization expenses. We present EBITDA because we believe that EBITDA, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of its ability to incur and service debt. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of our financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of its liquidity.

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) is calculated by adjusting EBITDA to eliminate the impact of the performance of our real estate funds, gains and losses on interest rate swaps, acquisition and transaction costs and certain other items that may vary from period to period. We also present our pro rata share of Adjusted EBITDA, which represents our share of the Adjusted EBITDA generated by our consolidated and unconsolidated operating assets based on our percentage ownership of such assets. Adjusted EBITDA helps compare our operating performance from period to period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps), certain non-cash expenses (primarily depreciation and amortization on our assets), the formation and performance of our real estate funds and acquisition and transaction costs that may vary from period to period. In future periods, we may also exclude other items from Adjusted EBITDA that we believe may help investors compare our results. Adjusted EBITDA should not be considered as an alternative to net income (loss) determined in accordance with GAAP. Other real estate companies may use different methodologies for calculating Adjusted EBITDA or similar metrics, and accordingly, our presentation of Adjusted EBITDA may not be comparable to other real estate companies.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Second Generation Space relates to space leased that has not been vacant for more than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Recurring Capital Expenditures include capital expenditures to maintain current revenues and tenant improvements and leasing commissions related to space leased that has not been vacant for more than twelve months. Nonrecurring Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.